8-K FURNISHED FEBRUARY 6, 2018 FOURTH QUARTER 2017 SUPPLEMENTAL FINANCIAL INFORMATION

1 FORWARD LOOKING STATEMENT This presentation contains forward-looking statements including but not limited to statements with respect to estimated 2018 guidance and the related assumptions, the impact of various factors on operating and financial results, expected savings and synergies (including from the LaunchPad initiative and as a result of acquisitions), and the opportunities for future growth. This presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions and other unforeseen changes and general uncertainties in the marketplace, changes in government regulations, including health care reform, customer purchasing decisions, including changes in payer regulations or policies, other adverse actions of governmental and third-party payers, changes in testing guidelines or recommendations, adverse results in material litigation matters, the impact of changes in tax laws and regulations, failure to maintain or develop customer relationships, our ability to develop or acquire new products and adapt to technological changes, failures in information technology systems or data security, challenges in implementing business process changes, employee relations, and the effect of exchange rate fluctuations on international operations. Actual results could differ materially from those suggested by these forward-looking statements. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change. Further information on potential factors, risks and uncertainties that could affect the operating and financial results of Laboratory Corporation of America Holdings (the “Company”) is included in the Company’s Form 10-K for the year ended December 31, 2016, and subsequent Forms 10-Q, including in each case under the heading risk factors, and in the Company’s other filings with the SEC.

2 USE OF ADJUSTED MEASURES The Company has provided in this presentation “adjusted” financial information that has not been prepared in accordance with GAAP, including Adjusted EPS, Adjusted Operating Income, Adjusted EBITDA, Free Cash Flow, and certain segment information. The Company believes these adjusted measures are useful to investors as a supplement to, but not as a substitute for, GAAP measures, in evaluating the Company’s operational performance. The Company further believes that the use of these non-GAAP financial measures provides an additional tool for investors in evaluating operating results and trends, and growth and shareholder returns, as well as in comparing the Company’s financial results with the financial results of other companies. However, the Company notes that these adjusted measures may be different from and not directly comparable to the measures presented by other companies. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the tables accompanying this presentation.

3 FOURTH QUARTER CONSOLIDATED RESULTS (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) Adjusted Operating Income excludes amortization, restructuring charges and special items. Adjusted EPS exclude the impact from the implementation of the Tax Cuts and Jobs Act of 2017, amortization, restructuring charges and special items (2) See Reconciliation of non-GAAP Financial Measures on slides 15 – 19 4Q17 4Q16 % Change Net Revenue $2,701.5 $2,387.3 13.2% Adjusted Operating Income(1) (2) $456.2 $387.8 17.6% Adjusted Operating Margin 16.9% 16.2% 70 bps Adjusted EPS(1) (2) $2.45 $2.15 14.0% Operating Cash Flow $564.0 $448.9 25.6% Less: Capital Expenditures ($96.1) ($74.3) (29.3%) Free Cash Flow $467.9 $374.6 24.9%

4 FULL YEAR 2017 CONSOLIDATED RESULTS (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) Adjusted Operating Income excludes amortization, restructuring charges and special items. Adjusted EPS exclude the impact from the implementation of the Tax Cuts and Jobs Act of 2017, amortization, restructuring charges and special items (2) See Reconciliation of non-GAAP Financial Measures on slides 15 – 19 Twelve Months Twelve Months Ended 12/31/17 Ended 12/31/16 % Change Net Revenue $10,205.9 $9,437.2 8.1% Adjusted Operating Income(1) (2) $1,731.3 $1,590.2 8.9% Adjusted Operating Margin 17.0% 16.9% 10 bps Adjusted EPS(1) (2) $9.60 $8.83 8.7% Operating Cash Flow $1,459.4 $1,175.9 24.1% Less: Capital Expenditures ($312.9) ($278.9) (12.2%) Free Cash Flow $1,146.5 $897.0 27.8%

5 FOURTH QUARTER PRO FORMA SEGMENT RESULTS(1) (DOLLARS IN MILLIONS) (1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations (2) Covance Drug Development’s results exclude the impact from the wind-down of operations relating to a committed minimum volume contract that expired on October 31, 2015 (3) Adjusted Operating Income excludes amortization, restructuring charges and special items (4) See Reconciliation of non-GAAP Financial Measures on slides 15 – 19 4Q17 4Q16(2) % Change Net Revenue LabCorp Diagnostics $1,816.3 $1,671.8 8.6% Covance Drug Development $886.1 $715.6 23.8% Total Net Revenue $2,701.6 $2,387.3 13.2% Adjusted Operating Income(3) (4) LabCorp Diagnostics $356.5 $317.8 12.2% Adjusted Operating Margin 19.6% 19.0% 60 bps Covance Drug Development $134.9 $106.5 26.7% Adjusted Operating Margin 15.2% 14.9% 30 bps Unallocated Corporate Expense ($35.2) ($36.5) 3.6% Total Adjusted Operating Income $456.2 $387.8 17.6% Total Adjusted Operating Margin 16.9% 16.2% 70 bps

6 FULL YEAR 2017 PRO FORMA SEGMENT RESULTS(1) (DOLLARS IN MILLIONS) Twelve Months Twelve Months Ended 12/31/17 Ended 12/31/16 % Change Net Revenue LabCorp Diagnostics $7,170.5 $6,593.9 8.7% Covance Drug Development(2) $3,037.2 $2,842.2 6.9% Total Net Revenue(2) $10,205.9 $9,435.6 8.2% Adjusted Operating Income(3) (4) LabCorp Diagnostics $1,446.3 $1,322.9 9.3% Adjusted Operating Margin 20.2% 20.1% 10 bps Covance Drug Development $422.4 $412.7 2.4% Adjusted Operating Margin 13.9% 14.5% (60 bps) Unallocated Corporate Expense ($137.4) ($145.4) 5.5% Total Adjusted Operating Income $1,731.3 $1,590.2 8.9% Total Adjusted Operating Margin 17.0% 16.9% 10 bps (1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations (2) Covance Drug Development’s results exclude the impact from the wind-down of operations relating to a committed minimum volume contract that expired on October 31, 2015 (3) Adjusted Operating Income excludes amortization, restructuring charges and special items (4) See Reconciliation of non-GAAP Financial Measures on slides 15 – 19

7 SELECT FINANCIAL METRICS (DOLLARS IN MILLIONS) 4Q16 1Q17 2Q17 3Q17 4Q17 Total Depreciation $79.3 $78.4 $73.5 $76.4 $78.5 Total Amortization(1) $48.8 $47.6 $51.4 $54.6 $62.9 Total Adjusted EBITDA(2) $469.3 $472.2 $515.7 $526.4 $536.4 Total Debt to Last Twelve Months Adjusted EBITDA(2) (3) 3.1x 3.1x 3.2x 3.5x 3.2x Total Net Debt to Last Twelve Months Adjusted EBITDA(2) (3) (4) 2.9x 2.9x 3.0x 3.3x 3.1x (1) Excludes amortization of deferred financing fees (2) Adjusted EBITDA excludes restructuring charges and special items. See reconciliation on slide 14 (3) Leverage ratios in the third and fourth quarter of 2017 include Chiltern Adjusted EBITDA from the twelve months prior to the relevant period on a pro forma basis (4) Net debt equals total debt less cash and cash equivalents

8 COVANCE DRUG DEVELOPMENT: SELECT FINANCIAL METRICS(1) Trailing Twelve Month (TTM) Results Net Orders Net Book-to-Bill TTM Ending December 31, 2017(2) $4.14 billion 1.36x TTM Ending September 30, 2017(2) $3.82 billion 1.33x TTM Ending June 30, 2017 $3.44 billion 1.23x TTM Ending March 31, 2017 $3.24 billion 1.15x TTM Ending December 31, 2016 $3.15 billion 1.11x Backlog Estimated revenue expected to convert from backlog in the next twelve months As of December 31, 2017 $7.13 billion $2.8 billion As of September 30, 2017(3) $6.84 billion $2.7 billion As of June 30, 2017 $5.53 billion $2.1 billion As of March 31, 2017 $5.19 billion $2.1 billion As of December 31, 2016 $4.86 billion $2.0 billion (1) Beginning with the fourth quarter of 2016, the Company began reporting net orders, net book-to-bill and backlog based upon fully-executed contracted awards. The Company believes this methodology is a more conservative and objective practice, providing greater visibility into its revenue conversion from the backlog. Results shown include the impact from cancellations and foreign currency translation. (2) Includes results from Chiltern following the closing of the acquisition on September 1, 2017 (3) Included backlog from the acquisition of Chiltern of $1.0 billion

9 (1) Revenues recognized in over 30 currencies; the largest foreign currency accounts for less than 10% of total net revenue Segment Distribution LabCorp Diagnostics 67.2% Covance Drug Development 32.8% USA 78.6% Geographic Distribution Rest of World(1) 21.4% FOURTH QUARTER 2017 NET REVENUE DISTRIBUTION

10 FOURTH QUARTER 2017 FOREIGN EXCHANGE IMPACT TO NET REVENUE(1) (DOLLARS IN MILLIONS) Year over Year Dollars % Growth Consolidated Net Revenue, as Reported $2,702 13.2% Foreign Exchange Impact ($15) (0.6%) Net Revenue, Constant Currency $2,686 12.5% LabCorp Diagnostics Net Revenue, as Reported $1,816 8.6% Foreign Exchange Impact ($5) (0.3%) Net Revenue, Constant Currency $1,811 8.3% Covance Drug Development Net Revenue, as Reported $886 23.8% Foreign Exchange Impact ($10) (1.4%) Net Revenue, Constant Currency $876 22.4% (1) Does not tie due to rounding

11 FULL YEAR 2017 FOREIGN EXCHANGE IMPACT TO NET REVENUE(1) (DOLLARS IN MILLIONS) Year over Year Dollars % Growth Consolidated Net Revenue, as Reported $10,206 8.2% Foreign Exchange Impact $2 0.0% Net Revenue, Constant Currency $10,207 8.2% LabCorp Diagnostics Net Revenue, as Reported $7,171 8.7% Foreign Exchange Impact ($5) 0.1% Net Revenue, Constant Currency $7,166 8.7% Covance Drug Development Net Revenue, as Reported $3,037 6.9% Foreign Exchange Impact $6 0.2% Net Revenue, Constant Currency $3,043 7.1% (1) Does not tie due to rounding

12 IMPACT FROM CHANGE IN REVENUE RECOGNITION ACCOUNTING STANDARD (ASC 606) Effective January 1, 2018, the Company will adopt the FASB-issued converged standard on revenue recognition, using the full retrospective method. Although the Company has not completed all of the analysis required to finalize this restatement of revenues and expenses relating to this new standard, the table below presents the Company’s current best estimate of the potential financial impact on its two segments’ revenue, and is being provided as a reference point for the Company’s guidance in 2018. The 2017 calculation is preliminary and will be finalized upon adoption in the first quarter of 2018 and the amounts are therefore subject to change. The Company does not believe the application of the new standard will have any significant impact on previously reported Adjusted Operating Income. However, the change in reported revenue will impact previously reported operating margins as shown in the table provided. (1) In LabCorp Diagnostics, the impact of the accounting change will reduce revenue and increase margins, as bad debt will be treated as a reduction in revenue rather than selling, general and administrative expense (2) In Covance Drug Development, the impact of this accounting change will increase revenue and cost of revenue, resulting in lower margins due to the inclusion of investigator fees and other pass-through expenses in both categories (Dollars in millions) As Reported Preliminary Restatement LabCorp Diagnostics (1) Net Revenue 7,170.5$ 6,858.0$ Adjusted Operating Income 1,446.3$ 1,446.3$ Adjusted Operating Margin 20.2% 21.1% Covance Drug Development (2) Net Revenue 3,037.2$ 3,562.4$ Adjusted Operating Income 422.4$ 425.7$ Adjust d Operating Margin 13.9% 11.9% Consolidated (1) (2) Net Revenue 10,205.9$ 10,418.6$ Adjusted Segment Operating Income 1,868.7$ 1,872.0$ Unallocated corporate expense (137.4)$ (137.4)$ Consolidated Adjusted Operating Income 1,731.3$ 1,734.6$ Adjusted Operating Margin 17.0% 16.6% Twelve Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

13 2018 FINANCIAL GUIDANCE Current Guidance (assumes foreign exchange rates effective as of December 31, 2017) Total net revenue growth(1): 9.5% – 11.5%(3) LabCorp Diagnostics net revenue growth(1): 3.0% – 5.0%(4) Covance Drug Development net revenue growth(1): 20.0% – 24.0%(5) Adjusted EPS(2): $11.30 – $11.70 Free cash flow: $1.1 billion – $1.2 billion (1) Calculated based on the preliminary restatement of revenue in 2017 related to the Company’s adoption of the new revenue recognition accounting standard (ASC 606) effective January 1, 2018 shown on slide 12 (2) Excludes the impact from amortization, restructuring charges and special items (3) Includes the benefit of approximately 60 basis points of foreign currency translation (4) Includes the benefit of approximately 20 basis points of foreign currency translation (5) Includes the benefit of approximately 140 basis points of foreign currency translation

14 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES – ADJUSTED EBITDA (DOLLARS IN MILLIONS) 4Q16 1Q17 2Q17 3Q17 4Q17 LabCorp Operating Income $323.4 $332.7 $336.0 $341.3 $354.2 Add: Restructuring and other special charges $9.8 $3.9 $39.1 $21.6 $6.3 Other special charges(1) $5.8 $7.1 $10.8 $29.0 $32.8 Depreciation $79.3 $78.4 $73.5 $76.4 $78.5 Amortization $48.8 $47.6 $51.4 $54.6 $62.9 Equity method income, net $2.0 $2.3 $4.5 $3.2 $1.3 Depreciation and amortization of equity method investments $0.2 $0.2 $0.4 $0.3 $0.4 Adjusted EBITDA $469.3 $472.2 $515.7 $526.4 $536.4 (1) Other special charges as disclosed by the Company in its quarterly earnings releases

15 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Adjusted Operating Income 2017 2016 2017 2016 Operating income 354.2$ 323.4$ 1,364.2$ 1,312.4$ Acquisition-related costs 14.1 3.3 49.7 18.4 Restructuring and other special charges 6.3 9.8 70.9 58.4 Consulting fees and executive transition expenses 1.3 1.4 4.4 9.3 Wind-down of minimum volume contract operations - 0.6 - 4.6 LaunchPad and integration implementation costs 17.4 0.5 25.6 7.6 Amortization of intangibles and other assets 62.9 48.8 216.5 179.5 Adjusted operating income 456.2$ 387.8$ 1,731.3$ 1,590.2$ Adjusted EPS Diluted earnings per common share 6.81$ 1.75$ 12.21$ 7.02$ One-time benefit from Tax Cuts and Jobs Act (5.00) - (5.00) - Restructuring and special items 0.23 0.08 0.98 0.64 Amortization expense 0.41 0.32 1.41 1.17 Adjusted EPS 2.45$ 2.15$ 9.60$ 8.83$ LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Three Months Ended December 31, Twelve Months Ended December 31,

16 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Free Cash Flow: 2017 2016 2017 2016 Net cash provided by operating activities 564.0$ 448.9$ 1,459.4$ 1,175.9$ Less: Capital expenditures (96.1) (74.3) (312.9) (278.9) Free cash flow 467.9$ 374.6$ 1,146.5$ 897.0$ LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions) Three Months Ended December 31, Twelve Months Ended December 31,

17 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES 1) During the fourth quarter of 2017, the Company recorded net restructuring and other special charges of $6.3 million. The charges included $8.9 million in severance and other personnel costs along with $0.9 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $3.0 million in unused severance reserves and $0.5 million in unused facilities reserves. The Company incurred legal and other costs of $14.1 million primarily relating to the acquisition of Chiltern. The Company also recorded $17.4 million in consulting and other expenses relating to Covance and Chiltern integration initiatives. In addition, the Company incurred $1.3 million in consulting expenses relating to fees incurred as part of its integration and management transition costs (all recorded in selling, general and administrative expenses). The after tax impact of these charges decreased net earnings for the quarter ended December 31, 2017, by $24.5 million and diluted earnings per share by $0.23 ($24.5 million divided by 103.7 million shares). During the first three quarters of 2017, the Company recorded net restructuring and other special charges of $64.6 million. The charges included $27.2 million in severance and other personnel costs along with $17.9 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $1.4 million, primarily in unused severance reserves. The Company also recognized an asset impairment loss of $20.9 million related to the termination of a software development project within the Covance Drug Development segment and the forgiveness of indebtedness for LabCorp Diagnostics customers in areas heavily impacted by hurricanes experienced during the third quarter of 2017. The Company incurred legal and other costs of $29.8 million relating to recent acquisition activity. The Company also recorded $8.0 million in consulting expenses relating to fees incurred as part of its Covance integration and compensation analysis, along with $0.9 million in short-term equity retention arrangements relating to the acquisition of Covance. In addition, the Company incurred $8.2 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). The after tax impact of these combined charges decreased net earnings for the year ended December 31, 2017, by $101.4 million and diluted earnings per share by $0.98 ($101.4 million divided by 103.9 million shares). 2) As a result of the passage of the TCJA in the fourth quarter of 2017, the Company recorded a net reduction of its provision for income taxes of $519.0 million, resulting in a one-time increase in its EPS of $5.00 for the quarter and for the year ($519.0 million divided by 103.7 million shares and $519.0 million divided by 103.9 million shares). Given the significant changes resulting from the TCJA, the estimated financial impact in the quarter is provisional and subject to further clarification, which could result in changes to these estimates during 2018.

18 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES 3) During the fourth quarter of 2016, the Company recorded net restructuring charges and special items of $9.8 million. The charges included $8.1 million in severance and other personnel costs along with $2.8 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.1 million in unused personnel-related reserves and $1.0 million in unused facility-related costs. The Company incurred $0.6 million in fees and expenses associated with acquisitions completed during the quarter and incurred additional legal and other costs of $0.6 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $2.5 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, $0.2 million in short-term equity retention arrangements relating to the acquisition of Covance, $1.4 million of accelerated equity and other final compensation relating to executive transition announced during the third quarter of 2016, and $0.5 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). The Company also recorded a $3.6 million gain on sale of certain assets held for sale. The after tax impact of these net charges decreased net earnings for the quarter ended December 31, 2016, by $8.3 million and diluted earnings per share by $0.08 ($8.3 million divided by 105.1 million shares). During the first three quarters of 2016, the Company recorded net restructuring charges and other special charges of $48.6 million. The charges included $23.1 million in severance and other personnel costs along with $30.7 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $2.5 million in unused facility-related costs and $2.7 million in unused severance reserves. The Company incurred $7.4 million in fees and expenses associated with completed acquisitions and incurred additional legal and other costs of $4.0 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $4.4 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, $2.3 million in short-term equity retention arrangements relating to the acquisition of Covance, $7.5 million of accelerated equity compensation relating to the announced retirement of a Company executive, and $8.5 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). The Company also incurred $5.6 million of interest expense relating to the early retirement of subsidiary indebtedness acquired as part of its acquisition of Sequenom. In conjunction with certain international legal entity tax structuring, the Company recorded a one-time tax liability of $1.1 million. The after tax impact of these net charges decreased net earnings for the year ended December 31, 2016, by $66.3 million and diluted earnings per share by $0.64 ($66.3 million divided by 104.3 million shares).

19 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES 4) The Company continues to grow the business through acquisitions and uses Adjusted EPS excluding amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended December 31, 2017 and 2016, intangible amortization was $62.9 million and $48.8 million, respectively ($42.3 million and $33.2 million net of tax, respectively) and decreased EPS by $0.41 ($42.3 million divided by 103.7 million shares) and $0.32 ($33.2 million divided by 105.1 million shares), respectively. For the year ended December 31, 2017 and 2016, intangible amortization was $216.5 million and $179.5 million, respectively ($146.4 million and $122.5 million net of tax, respectively) and decreased EPS by $1.41 ($146.4 million divided by 103.9 million shares) and $1.17 ($122.5 million divided by 104.3 million shares), respectively.